UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or		Identification No.)
Organization)
Montpelier House
94 Pitts Bay Road
Pembroke HM 08
Bermuda
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 21, 2007, Montpelier Re Holdings Ltd. (the “Registrant”) and two of its wholly-owned subsidiaries, Montpelier Reinsurance Ltd. and Montpelier Capital Limited, entered into a Standby Letter of Credit Facility Agreement (the “Facility”) with The Royal Bank of Scotland plc.
     The Facility provides the Registrant with a secured £74 million standby letter of credit facility through December 31, 2012, which will be used to support business written by its Montpelier Syndicate 5151 which is expected to commence trading at Lloyd’s on July 1, 2007. The Facility requires the Registrant to maintain debt leverage of no greater than 30% and Montpelier Reinsurance Ltd. to maintain an A.M. Best financial strength rating of no less than B++.
     The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Standby Letter of Credit Facility Agreement, the Security Agreement and the Control Agreement, copies of which are filed as Exhibit 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Standby Letter of Credit Facility Agreement dated June 21, 2007 among Montpelier Reinsurance Ltd. (as Company), Montpelier Re Holdings Limited (as Parent), Montpelier Capital Limited (as Account Party) and, The Royal Bank of Scotland plc (as Mandated Lead Arranger and as Agent and Security Trustee).

99.2	Security Agreement dated as of June 21, 2007 between Montpelier Reinsurance Ltd. (the Pledgor) and The Royal Bank of Scotland plc in its capacity as Security Trustee of the Finance Parties.

99.3	Control Agreement dated June 21, 2007, among Montpelier Reinsurance Ltd., The Royal Bank of Scotland plc, as Security Trustee for itself and the other lending institutions party to the Standby Letter of Credit Facility Agreement dated as of June 21, 2007, and The Bank of New York, as Custodian.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

June 25, 2007	By:	/s/ Jonathan B. Kim

Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Standby Letter of Credit Facility Agreement dated June 21, 2007 among Montpelier Reinsurance Ltd. (as Company), Montpelier Re Holdings Limited (as Parent), Montpelier Capital Limited (as Account Party) and, The Royal Bank of Scotland plc (as Mandated Lead Arranger and as Agent and Security Trustee).

99.2	Security Agreement dated as of June 21, 2007 between Montpelier Reinsurance Ltd. (the Pledgor) and The Royal Bank of Scotland plc in its capacity as Security Trustee of the Finance Parties.

99.3	Control Agreement dated June 21, 2007, among Montpelier Reinsurance Ltd., The Royal Bank of Scotland plc, as Security Trustee for itself and the other lending institutions party to the Standby Letter of Credit Facility Agreement dated as of June 21, 2007, and The Bank of New York, as Custodian.